UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2007
Date of Report (Date of earliest event reported)

PENGRAM CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52626	68-0643436
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

1200 Dupont Street, Suite 2J
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 255-3436
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION.

On December 19, 2007, Pengram Corporation (the “Company”) entered into a loan agreement (the “Loan Agreement”) whereby the Company agreed to borrow an aggregate of $20,000 (the “Principal Sum”) from Kahala Financial Corp., payable on demand at an interest rate of 10% per annum. The Company may pre-pay all or any portion of the loan at any time. The proceeds will be used for working capital purposes.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Number	Description of Exhibit

10.1	Loan Agreement December 19, 2007 between the Company (as the borrower) and Kahala Financial Corp. (as the lender).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENGRAM CORPORATION

Date: December 19, 2007
	By:	/s/ Bernie J. Hoing

Name: Bernie J. Hoing
Title: President, Secretary and Treasurer